UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 10, 2010

PACIFIC BLUE ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada	333-1145876	20-8766002
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)

1016 W. University Ave.

Suite 218

Flagstaff, AZ 86001

(Address of principal executive offices)

928-226-0722

(Registrant’s Telephone Number)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 201

San Diego, CA 92103

phone: 619.399.3090

fax: 619.399.0120

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.

Entry into a Material Definitive Agreement.

First Amendment to Purchase and Sale Agreement and Termination of Option Agreement

On September 10, 2010, Pacific Blue Energy Corp., a Nevada corporation (the “Company”) executed the First Amendment to that certain Purchase and Sale Agreement and Termination of Option Agreement (the “Amendment and Termination Agreement”) by and among the Company, Sonoran Trails, LLC, an Arizona limited liability company ("Sonoran"), and Painted Rock, LLC, a Delaware limited liability company and wholly-owned subsidiary of the Company (“Painted Rock”). The Amendment and Termination Agreement shall amend that certain Purchase and Sale Agreement (the “Purchase Agreement”) entered into by the Parties dated as of July 16, 2010, pursuant to which the Company agreed to purchase from Sonoran approximately 100 acres of real property in the town of Gila Bend, Maricopa County Arizona (the “Property”). The Company’s interest therein was assigned to and assumed by Painted Rock who thereby agreed to purchase the Property from Sonoran. Among other things, the Amendment and Termination Agreement extended the original closing date of the Purchase Agreement from September 10, 2010 to December 10, 2010.

Additionally, the Amendment and Termination Agreement shall effectively terminate that certain Option Agreement and Option Agreement Escrow (the “Option Agreement”) entered into by and between the Company and Sonoran on August 11, 2010, pursuant to which the Company had the option to purchase 4 parcels of land adjacent to the Property (the “Optioned Land”) and the Company paid Sonoran seventy-five thousand dollars ($75,000) as consideration (the “Option Consideration”). Pursuant to the Amendment and Termination Agreement, the Company has no right, title, or interest in the Optioned Land, and Sonoran is entitled to keep fifty thousand dollars ($50,000) of the Option Consideration and the remaining twenty-five thousand dollars ($25,000) shall be credited as an earnest money deposit into the purchase agreement escrow.

The foregoing summary description of the terms of the Amendment and Termination Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Amendment and Termination Agreement, this reference is made to such agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by this reference.

Item 1.02.

Termination of a Material Definitive Agreement.

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.02.

Item 9.01

Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description of Exhibit
10.1	Amendment and Termination Agreement dated September 10, 2010

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACIFIC BLUE ENERGY CORP.

Dated: September 24, 2010	By:	/s/ Joel Franklin
Joel Franklin
Chief Executive Officer

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